Supplement dated November 9, 1998 to the
                 Prospectus for Pilgrim America Prime Rate Trust
                            Dated September 15, 1998

         The name of Pilgrim America Prime Rate Trust has been changed to "Pilgrim Prime Rate Trust."

         In addition, the name of Pilgrim America Investments, Inc., the Investment Manager for the Trust, has changed to "Pilgrim Investments, Inc.," and the name of Pilgrim America Securities, Inc., the Trust's distributor, has changed to "Pilgrim Securities, Inc."